CONFIDENTIAL INFORMATION 1 STATEMENT OF WORK TO THE MASTER SERVICES AGREEMENT BETWEEN AND WIRELESS ADVANCED VEHICLE ELECTRIFICATION, LLC (STATEMENT OF WORK ) and Wireless Advanced Vehicle Electrification, LLC ("Supplier" or “WAVE”) enter into this Statement of Work ("SOW") on ("SOW Effective Date"). This SOW shall be governed by the Master Services Agreement dated as of , between and Supplier, as amended (collectively the "Agreement"). Unless otherwise defined in this SOW, terms which are set forth in initial uppercase letters have the meaning established for such terms as set forth in the Agreement. Supplier will provide the following Services and Deliverables and complete the following project in accordance with the Agreement and in accordance with the following terms: I. Project Overview This SOW confirms the agreement by and WAVE to proceed with the delivery, installation, commissioning, and implementation of the Equipment, including in-ground inductive charging plates, charging power cabinets, and yard truck inductive receiver plates. SOW Start Date: SOW Effective Date. Delivery Date: SOW End Date: If applicable, this SOW relates to Facility located in CA (the "Facility"). II. Scope of Work will determine what activities are considered in-scope for this SOW, and Supplier will not perform Services outside of the in-scope Services. has no obligation to pay for Services performed outside of the in-scope Services. The initial in-scope Services are as follows: WAVE will provide the following services and products:  250kW Primary Charging Station capable of charging up vehicles (BYD 8Y) at 125kW (including all components, electronics, equipment, primary pads, and weatherproof housing units) to be installed at the in CA.  WAVE will coordinate with BYD and to collect BYD 8Ys from and deliver them to the BYD factory in to be retrofitted with WAVE 125kW Secondary charging equipment.  WAVE will provide infrastructure (design and engineering) support to and its contractors for the actual installation of Primary Pads/Electronics. !%  &!"" #

CONFIDENTIAL INFORMATION 2 The which will be receiving the Services is: III. Responsibilities  The Parties’ responsibilities under this SOW are set forth throughout this SOW, including in Addendum A-1 (INFRASTRUCTURE INSTALLATION ROLES & RESPONSIBILITIES ). IV. Specifications The Services provided under this SOW shall meet the following requirements and specifications:  WAVE System needs to be completed and operational by  The Equipment to be provided by WAVE to shall include: o 125kW Ground Assembly (Includes all in-ground equipment) 250kW primary (ground) an AC/DC supply, Power Inverter and cooling connected to 125kW Primary Charging Pads that are capable of charging vehicles at once.  125kW Primary Pad: A power transmission pad placed in a heavy-duty vault that enables removal or maintenance with no additional excavation required. Pad and electronics are capable of true 100% duty cycle operation.  250kW Primary System: Primary ground stations contain all required components for inputting power from the grid to drive the inductive primary pad. The station communicates with vehicles and other ground stations to provide safe transfer of power. The systems provide redundant operation as they are fully self-contained and can operate independent of one other. o 125 kW Secondary Pads (or “Vehicle Assembly”) (Includes all vehicle-side equipment) Each BYD yard truck will be outfitted for 125kW transfer to the batteries using a 125kW Power Receiver Module, a Control Box, cabling, and an HMI.  Power Receiver Module (Pad with Integrated Rectifier): The vehicle provides DC fusing in the battery interface junction box.  Control Box: (includes radio interface with primary and !%  &!"" #

CONFIDENTIAL INFORMATION 3 controls for power electronics). Approximate size: 250mm x 300mm x 125mm (10” x 12” x 5”H)  HMI (Human Machine Interface): A small display the driver can use to monitor and shutdown power from  Antenna & Cabling: A communication antenna mounts to the roof for each system. All cabling connecting WAVE equipment together is provided. Vehicle provider provides cabling to the vehicle battery junction box and vehicle BMS (battery management system) V. Service Level Standards and Fees THE SERVICE LEVEL STANDARDS APPLICABLE TO THIS SOW ARE SET OUT AS FOLLOWS: A. FEES FOR PARTS 1. FEES FOR SUPPLIER-MANUFACTURED PARTS. FOR PARTS THAT ARE MANUFACTURED BY SUPPLIER, SUPPLIER WILL CHARGE ITS SUPPLIER COST FOR ANY SUCH PART PLUS A MAXIMUM OF FOR ALL-IN OVERHEAD AND PROFIT. SUPPLIER SHALL PROVIDE PROOF OF ITS PART COST, INCLUDING, BUT NOT LIMITED TO, INVOICES, ETC. RESERVES THE RIGHT TO AUDIT SUPPLIER’S PART COST. FAILURE TO PROVIDE PROOF OF PART COST WILL RELEASE FROM PAYMENT RESPONSIBILITY. 2. PART FEES FOR PARTS PURCHASED BY SUPPLIER. FOR PARTS THAT ARE PURCHASED BY SUPPLIER, SUPPLIER WILL CHARGE ITS SUPPLIER COST FOR ANY SUCH PART PLUS A MAXIMUM OF FOR ALL-IN OVERHEAD AND PROFIT. SUPPLIER SHALL PROVIDE PROOF OF ITS PART COST, INCLUDING, BUT NOT LIMITED TO, INVOICES, ETC. RESERVES THE RIGHT TO AUDIT SUPPLIER’S PART COST. FAILURE TO PROVIDE PROOF OF PART COST WILL RELEASE FROM PAYMENT RESPONSIBILITY. IF CAN PROCURE SUCH PARTS FROM A THIRD PARTY AT A LOWER COST THAN SUPPLIER, IS FREE TO PROCURE SUCH PARTS DIRECTLY FROM THE THIRD PARTY. AND SUPPLIER WILL CLEARLY COMMUNICATE WHICH PARTY (SUPPLIER OR ) WILL PROVIDE SUCH PARTS. B. SERVICES PROVIDED IN EXCHANGE FOR AGREEMENT TO PAY SUPPLIER PER YEAR FOR THE GROUND ASSEMBLY AND FOR EACH !%  &!"" #

CONFIDENTIAL INFORMATION 4 VEHICLE ASSEMBLY – OR IN TOTAL, SUPPLIER AGREES TO PROVIDE FOR THE DURATION OF THAT YEAR: 1. SERVICE TEAM RESPONSE TIME - WAVE AGREES TO DESIGNATE A FIELD SERVICE TECHNICIAN (FST) WHO WILL BE STATIONED NEAR THE CUSTOMER'S PRIMARY OPERATING FACILITY LOCATED IN , CALIFORNIA. THE APPOINTED FST SHALL POSSESS THE REQUISITE TECHNICAL TRAINING TO EFFECTIVELY DIAGNOSE AND MAINTAIN THE WIRELESS CHARGING SYSTEM. AN FST WILL BE AVAILABLE TO ASSIST THE CUSTOMER TO PROMPTLY ADDRESS ANY ISSUES THAT MAY ARISE. WAVE SHALL MAINTAIN A MINIMUM OF UPTIME, THE “AVAILABILITY COMMITMENT.”. UPTIME SHALL BE CALCULATED AS FOLLOWS: The charging system shall be deemed "available" so long as able to successfully charge compatible vehicles. The charging system shall have an Availability Percentage of % of the time in a given calendar month (the "Availability Commitment"), with the "Availability Percentage" calculated as follows: [Total minutes in a Measurement Period] – [Downtime] + [Exception Time] X 100% ≥ % [Total minutes in a Measurement Period] "Planned Maintenance" means total minutes that the charging system is unavailable due to planned maintenance. Supplier shall provide Customer with at least one (1) day advance notice of all Planned Maintenance. Such Planned Maintenance shall be scheduled no more frequently than on a weekly basis. "Downtime" means total minutes that the charging system is not available during a Measurement Period. "Exception Time" means the amount of Downtime attributable to: (i) any reason for Downtime that is reasonably beyond the control of Supplier; or (ii) Planned Maintenance. "Measurement Period" means an applicable calendar month. Service Level Commitment: !%  &!"" #

CONFIDENTIAL INFORMATION 5 2. PREVENTATIVE MAINTENANCE - WAVE WILL PERFORM PREVENTATIVE MAINTENANCE PER THE FOLLOWING SCHEDULE: WAVE Wireless Preventative Maintenance Schedule !%  &!"" #

CONFIDENTIAL INFORMATION 6 3. ACCESS TO DATA: THE DATA EXPLORER SYSTEM SHALL STORE ALL DATA COLLECTED FOR AND IS AVAILABLE TO USERS 24 HOURS PER DAY, SEVEN DAYS PER WEEK. 4. TRAINING: WAVE SHALL PROVIDE OF ADDITIONAL OPERATIONS AND PREVENTIVE MAINTENANCE TRAINING PER YEAR. VI. Milestones/Target Dates The following Milestones shall be used to evaluate Supplier’s performance under this SOW: NO. ACTIVITY DESCRIPTION PRIMARY RESPONSIBILITY INVOICE % DUE DATE FOR COMPLETION VII. Acceptance Criteria The following criteria shall be used to determine whether Acceptance of the Equipment occurs: The “Acceptance Testing Completion” milestone will be considered satisfied when all Work, including but not limited to all required documentation, and all functional test requirements and specifications are met. Supplier and shall review this documentation and reasonably agree to the requirements and specifications no later than before the Delivery Date. The total charges under this SOW shall not exceed in accordance with the quotation found in Exhibit D, and shall have no obligation to pay any amounts over such amount. This SOW may be executed in counterparts or duplicate originals, all of which shall be regarded as one and the same instrument. The Parties consent to use of facsimile, !%  &!"" #

CONFIDENTIAL INFORMATION 7 electronic and/or digital signatures in the execution of this SOW and the same shall be binding upon the Parties as if they were an original signature. Facsimile, electronic and digital copies of the SOW, including properly executed PDF versions of the SOW, shall be regarded as an original instrument by the Parties. IN WITNESS WHEREOF, the Parties have executed this Statement of Work by their duly authorized representatives as of the SOW Effective Date. !%  &!"" #

CONFIDENTIAL INFORMATION 8 ADDENDUM – A-1: INFRASTRUCTURE INSTALLATION ROLES & RESPONSIBILITIES !%  &!"" #

CONFIDENTIAL INFORMATION 9 EXHIBIT A-1 !%  &!"" #

CONFIDENTIAL INFORMATION 10 !%  &!"" #

CONFIDENTIAL INFORMATION 11 !%  &!"" #

CONFIDENTIAL INFORMATION 12 !%  &!"" #

CONFIDENTIAL INFORMATION 13 EXHIBIT B TRADE SPECIFIC TERMS !%  &!"" #

CONFIDENTIAL INFORMATION 14 EXHIBIT C FORM OF PROJECT CHANGE REQUEST PROJECT CHANGE RE UEST !%  &!"" #

CONFIDENTIAL INFORMATION 15 EXHIBIT D QUOTE FOR HARDWARE, SERVICES AND WARRANTY !%  &!"" #